CULLEN FUNDS TRUST

Supplement dated May 1, 2013

to the

CULLEN HIGH DIVIDEND EQUITY FUND
CULLEN INTERNATIONAL HIGH DIVIDEND FUND
CULLEN SMALL CAP VALUE FUND
CULLEN VALUE FUND
CULLEN EMERGING MARKETS HIGH DIVIDEND FUND

PROSPECTUS

Dated October 29, 2012

	Retail Class	Class I	Class C	Class R1	Class R2
CULLEN HIGH DIVIDEND EQUITY FUND	CHDEX	CHDVX	CHVCX	CHDRX	CHDPX

CULLEN INTERNATIONAL HIGH DIVIDEND FUND	CIHDX	CIHIX	CIHCX	CIHRX	CIHPX

CULLEN SMALL CAP VALUE FUND	CUSRX	CUSIX	CUSCX	CUSSX	CUSTX

CULLEN VALUE FUND	CVLEX	CVLVX	CVLFX

CULLEN EMERGING MARKETS HIGH DIVIDEND FUND	CEMDX	CEMFX	CEMGX

Notice of Change in CUSTODIAN AND FUND ADMINISTRATOR

Effective May 1, 2013, State Street Bank & Trust (“SSB”) will serve as custodian for the Cullen Funds Trust (the “Trust”) and the Cullen High Dividend Equity Fund, the Cullen International High Dividend Fund, the Cullen Small Cap Value Fund, the Cullen Value Fund and the Cullen Emerging Markets High Dividend Fund (the “Funds”). Accordingly, effective May 1, 2013, all references in the prospectuses to the Trust’s custodian shall be changed to SSB.

Effective May 1, 2013, ALPS Fund Services, Inc. (“ALPS”) will serve as administrator for the Trust and each of the Funds. Accordingly, effective May 1, 2013, all references in the prospectuses to the administrator of the Trust and each Fund shall be deemed to refer to ALPS.

Further, the section titled, “Custodian, Transfer Agent, Dividend Disbursing Agent, Fund Administrator and Fund Accountant” of the prospectus is replaced in its entirety to read as follows:

State Street Bank & Trust serves as custodian for the Funds’ cash and securities. ALPS Fund Services, Inc. provides transfer agent and dividend disbursing services, and also provides administrative and accounting services to the Funds.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE